                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                 ____________

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

                             _____________________

                                  May 4, 1998
                       Date of Report (Date of earliest
                                event reported)


                          ION LASER TECHNOLOGY, INC.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


            Utah                 0-17594                   87-0410364
--------------------------------------------------------------------------------
         (State of       (Commission File Number)        (IRS Employer
       incorporation)                                 Identification No.)



             3828 South Main Street
              Salt Lake City, Utah                       84115
--------------------------------------------------------------------------------
     (Address of principal executive offices)          (Zip Code)


                                (801) 262-5555
                        -------------------------------
                        (Registrant's telephone number,
                             including area code)


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 1. Changes in Control of Registrant.
        --------------------------------

          Pursuant to a Stock Purchase Agreement, dated as of May 4, 1998 (the "Stock Purchase Agreement"), between the Registrant and LCO Investments Limited ("LCO"), the Registrant issued and sold to LCO 1,860,465 shares (the "New Shares") of Common Stock, par value $.001 per share, of the Registrant on May 5, 1998 for an aggregate purchase price of $5,000,000 (the "Stock Purchase"). The New Shares, together with LCO's other holdings of Common Stock, constitute approximately 33% of the Registrant's issued and outstanding Common Stock. LCO also holds currently exercisable options (the "Options") to acquire an additional 1,173,334 shares of Common Stock which, taken together with the outstanding Common Stock held by LCO, constitute approximately 40% of the Registrant's Common Stock, after giving effect to all exercisable options. LCO's source of funds for the Stock Purchase was its own capital.

          Pursuant to the Stock Purchase Agreement, the Registrant has amended the terms of the Options to change the exercise price of the Options from $9.00 to $4.50 per share of Common Stock. Pursuant to a Registration Rights Agreement, dated as of May 4, 1998 (the "Registration Rights Agreement"), between the Registrant and LCO, LCO has acquired certain rights to cause the Registrant to register the New Shares for offer and sale under the Securities Act of 1933, as amended.

          LCO has retained its rights, granted in 1996 in connection with an earlier purchase of Common Stock, for so long as LCO and its affiliates and permitted transferees continue to hold 5% or more of the outstanding Common Stock of the Registrant, (i) to nominate two persons for election as directors of the Registrant ("LCO Directors"), (ii) to remove any LCO Director from the board of directors at any time by written notice to the board and (iii) in the event of the death, disability, legal incapacity, resignation or removal of an LCO Director, to designate a successor nominee for election as a director of the Registrant.

          In connection with the closing of the Stock Purchase Agreement, Messrs. Milton G. Adair, David E. Neff and Richard S. Braddock resigned as directors of the Registrant, and two new directors nominated by LCO were appointed as directors, R. Eric Montgomery and Brian Delaney. Accordingly, the Registrant's current Board of Directors consists of Anthony M. Pilaro, Richard
V. Trefz, E. Wyatt Cannady, R. Eric Montgomery, and Brain Delaney.

          LCO is a corporation organized under the laws of Guernsey, Channel Islands, and is wholly owned by The ERSE Trust. The sole trustee of The ERSE Trust is CAP Advisers

Limited, a company organized under the laws of the United Kingdom. Anthony M. Pilaro, a director of the Registrant, is a director of LCO and a director of CAP Advisers Limited. Based on LCO's ownership of Common Stock of the Registrant, the membership of one of LCO's directors (Mr. Pilaro) on the board of directors of the Registrant, and LCO's right to nominate two additional candidates for the Registrant's board of directors, LCO may be deemed to control the Registrant as of May 5, 1998. As a result of the resignations of Milton G. Adair, Richard S. Braddock and David E. Neff as directors of the Registrant, Mr. Pilaro, Mr. Montgomery and Mr. Delaney comprise a majority of the board of directors. Based on Mr. Pilaro's seat on the Registrant's board of directors and his power to influence the management and conduct of the business and affairs of LCO, Mr. Pilaro may be deemed to have indirect control of the Registrant.

          The terms of the Stock Purchase are set forth in full in the Stock Purchase Agreement and the Registration Rights Agreement, which are filed as exhibits to this Report.

Items 2-4. Not Applicable.

Item 5.   Other Events.
          ------------

          On May 5, 1998, the Registrant consummated the Stock Purchase, described under Item (1) above and in the Stock Purchase Agreement, included as an exhibit to this Report. On the same date, the Registrant announced plans for a significant restructuring of the Registrant's operations, research and development activities and announced that Richard V. Trefz would become the President and Chief Executive Officer of the Registrant. In conjunction with its restructuring, the Registrant expects to take a one-time special charge of approximately $2.2 million (pre-tax) in the fiscal quarter ending March 31, 1998.

          Additional information with respect to the Registrant's restructuring plans and other events is contained in the Registrant's press release, dated May 5, 1998, which is filed as an exhibit to this Report and is incorporated herein in its entirety.

Item 6.   Not Applicable.

 Item 7.  Exhibits.
          --------

Exhibit No.   Description
-----------   -----------

   (10)(a) Stock Purchase Agreement, dated as of May 4, 1998, between the Registrant and LCO Investments Limited.

   (10)(b) Registration Rights Agreement, dated as of May 4, 1998, between the Registrant and LCO Investments Limited.

   (99)       Press release, dated May 5, 1998, issued by the Registrant.

                                   SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                         ION LASER TECHNOLOGY, INC.



                                         By    /s/ Brian Delaney
                                            -----------------------------
                                            Name:  Brian Delaney
                                            Title: Acting Chief Financial
                                                   Officer


Date: May 6, 1998

                                 EXHIBIT INDEX



  Exhibit No.
   Under Reg.                                                        Sequential
 S-K, Item 601                    Description                        Page Number
 -------------                    -----------                        -----------

   (10)(a)              Stock Purchase Agreement, dated
                        as of May 4, 1998, between the
                        Registrant and LCO Investments
                        Limited.


   (10)(b)              Registration Rights Agreement,
                        dated as of May 4, 1998, between
                        the Registrant and LCO
                        Investments Limited.

    (99)                Press release, dated May 5, 1998,
                        issued by the Registrant.